UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional materials

☐	Soliciting Material Pursuant to § 240.14a-12

BENITEC BIOPHARMA INC.

(Name of Registrant as Specified in Its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3940 Trust Way

Hayward, California 94545

2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2021

October 22, 2021

Dear Stockholders:

You are cordially invited to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Benitec Biopharma Inc. As a result of public health and travel guidance due to COVID-19, this year’s Annual Meeting will be conducted solely via live audio webcast on the Internet, and stockholders will not be able to attend the meeting in person. Our 2021 Annual Meeting will be conducted exclusively via the Internet at a virtual audio web conference at https://meetnow.global/MY5UYCN on December 8, 2021, beginning at 3:00 p.m., Pacific Time. You will be able to attend the annual meeting, vote and submit questions during the Annual Meeting by visiting the Annual Meeting website.

The Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters that properly come before the Annual Meeting.

Your vote is important. Enclosed is a proxy that will entitle you to vote your shares on the matters to be considered at the Annual Meeting, even if you are unable to attend the virtual meeting online. Regardless of the number of shares you own, please be sure you are represented at the Annual Meeting either by attending virtually, voting on the Internet or by telephone or returning a signed proxy card as soon as possible.

On behalf of Benitec Biopharma Inc., I thank you for your ongoing interest and investment in our company.

Sincerely,

Dr. Jerel Banks

Chief Executive Officer and Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2021

The Annual Meeting of Stockholders (“Annual Meeting” or “2021 Annual Meeting”) of Benitec Biopharma Inc. will be held virtually on December 8, 2021, at 3:00 p.m., Pacific Time. The Annual Meeting can be accessed by visiting https://meetnow.global/MY5UYCN, where you will be able to listen to the meeting live, submit questions, and vote online for the following purposes:

1.	Election of Directors. The election of two Class II directors to hold office until our 2024 Annual Meeting of Stockholders or until their successors are elected and qualified.

2.	Approval of Amendment to the Equity Plan. To approve an amendment to the Company’s 2020 Equity and Incentive Compensation Plan previously approved by the Company’s Board of Directors.

3.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

4.	Say-on-Pay Vote. A non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the attached proxy statement.

5.	Say-on-Frequency Vote. A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

6.

Approval of Increase in Authorized Common Stock. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares to 40,000,000 shares, and to make a corresponding change to the number of authorized shares of capital stock.

7.

Approval of Preferred Stock. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize 5,000,000 shares of preferred stock, par value $0.0001 per share, and to make a corresponding change to the number of authorized shares of capital stock.

8.	Adjournment. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the other proposals in this Proxy Statement.

9.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or any adjournment(s) thereof.

Pursuant to the Company’s Amended and Restated Bylaws, the Board of Directors has fixed the close of business on October 14, 2021 as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof. You can ensure that your shares are voted at the Annual Meeting by voting via the Internet or by completing, signing and returning the enclosed proxy card. If you do attend the Annual Meeting virtually, you may then withdraw your proxy and vote your shares during the virtual meeting. In any event, you may revoke your proxy prior to the Annual Meeting. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of the proposals made by the Company.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING VIRTUALLY, PLEASE VOTE VIA THE INTERNET, BY TELEPHONE, OR SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

By Order of the Board of Directors,

Dr. Jerel Banks
Chief Executive Officer

Hayward, California

October 22, 2021

Important Notice Regarding Availability of Proxy Materials for the 2021 Annual Meeting of

Stockholders to be held on December 8, 2021

Our Proxy Statement, Annual Report on Form 10-K, as amended, and proxy card are available on the Internet at www.edocumentview.com/BNTC and at the “SEC Filings” section under the “Investors” tab on our corporate website at www.benitec.com.

2021 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

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3940 Trust Way

Hayward, California 94545

2021 ANNUAL MEETING PROXY STATEMENT

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Benitec Biopharma Inc. for the 2021 Annual Meeting of Stockholders (the “Annual Meeting” or “2021 Annual Meeting”) to be held virtually on December 8, 2021 at 3:00 p.m., Pacific Time, and for any adjournment or postponement of the Annual Meeting. The Annual Meeting can be accessed by visiting https://meetnow.global/MY5UYCN, where you will be able to listen to the meeting live, submit questions, and vote online. The mailing of the Notice of Internet Availability of Proxy Materials and the Proxy Statement and Annual Report will commence on or about October 22, 2021.

Electronic copies of this Proxy Statement and the Annual Report for the year ended June 30, 2021 are available at www.edocumentview.com/BNTC and on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor” section of our website at www.benitec.com.

In this Proxy Statement, “we,” “us,” “our,” “Benitec” and the “Company” refer to Benitec Biopharma Inc., a Delaware corporation, and its subsidiaries.

This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.0001 per share, as of the Record Date, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the virtual Annual Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

INFORMATION CONCERNING SOLICITATION AND VOTING

Attendance and Record Date

Only holders of record of our common stock at the close of business on October 14, 2021 (the “Record Date”) are entitled to notice of our Annual Meeting and to vote at our Annual Meeting. As of the Record Date, we had 8,171,690 shares of our common stock issued and outstanding.

Voting and Solicitation

Each share of our common stock is entitled to one vote on all matters presented at our Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed unrevoked proxies will be voted: (i) FOR the election of the director nominees named in this Proxy Statement as Class II directors (“Proposal 1”), (ii) FOR the approval of the amendment to the 2020 Equity and Incentive Compensation Plan (“Proposal 2”), (iii) FOR the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2022 (“Proposal 3”), (iv) FOR the approval of the non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (“Proposal 4”), (v) FOR the adoption of an ANNUAL advisory vote on the compensation of the Company’s named executive officers (“Proposal 5”), (vi) FOR the approval of the increase in our authorized common stock (“Proposal 6”), (vii) FOR the approval of the authorization of preferred stock (“Proposal 7”), and (viii) FOR the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the other proposals in this Proxy Statement (“Proposal 8”). No other business is expected to come before stockholders at our Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed proxy card will vote such proxy in accordance with their best judgement (including the recommendation of our Board).

Directors, officers, agents and employees and the Company may communicate with stockholders, banks, brokerage houses and others by mail, telephone, e-mail, in person or otherwise to solicit proxies. We may hire a proxy solicitation firm at standard industry rates to assist in the solicitation of proxies. All expenses incurred in connection with this solicitation will be borne by us. We request that brokerage houses, nominees, custodians, fiduciaries and other like parties forward the soliciting materials to the underlying beneficial owners of our common stock. We will reimburse reasonable charges and expenses in doing so.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at or before the taking of the vote at our Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Annual Meeting and voting at such meeting. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the proxy card.

Quorum and Voting Requirements

Quorum. The required quorum for the transaction of business at our Annual Meeting is the holders of a majority of shares of common stock issued and outstanding on the Record Date and entitled to vote at our Annual Meeting, present in person, by remote communication, or by proxy. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at our Annual Meeting with respect to such matter. Abstentions and broker non-votes will also count toward the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote. Below is a discussion of the effect of abstentions and broker non-votes on the results of each proposal.

Voting Requirements to Approve Proposals. The election of our Class II directors pursuant to Proposal 1 will be by a “plurality” of the shares voted (meaning that the nominees with the largest number of votes is elected), up to the maximum number of directors to be chosen (in this case, two directors). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the results of Proposal 1. The approval of Proposal 2, the approval of the amendment to the 2020 Equity and Incentive Compensation Plan (the “2020 Plan”), Proposal 3, the ratification of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022, Proposal 4, the Say-on-Pay Vote, Proposal 5, the Say-on-Frequency Vote, and Proposal 8, the Adjournment Proposal, requires the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” Proposals 2, 3, 4, and 8 for such proposal to be approved and for every “one year,” “two years,” or “three years” for a particular alternative to be approved with respect to Proposal 5). Abstentions will have the same effect as a vote “AGAINST” Proposal 2, Proposal 3, Proposal 4, and Proposal 8 and the alternatives to be voted upon with respect to Proposal 5, and broker non-votes will have no effect on the results of Proposals 2, 3, 4, 5, or 8. As discussed below, because brokers will have discretionary voting authority with respect to Proposal 3, we do not expect any broker non-votes with respect to this proposal. The approval of the amendments to our Certificate of Incorporation pursuant to Proposal 6 and Proposal 7 each require the affirmative vote of a majority of our outstanding shares of common stock. Abstentions will have the same effect as a vote “AGAINST” Proposal 6 and Proposal 7. Broker non-votes will have the same effect as a vote “AGAINST” Proposal 6 and 7. As discussed below, because brokers will have discretionary voting authority with respect to Proposal 6, we do not anticipate any broker non-votes with respect to Proposal 6.

How to Vote

If you are a registered holder, meaning that you hold our stock directly rather than through a broker, bank, or other nominee, you may vote online at the Annual Meeting, by telephone or electronically through the Internet by following the instructions included on your Notice of Internet Availability of Proxy Materials or proxy card, or by completing, dating, signing and promptly returning your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, and, in the case of the election of the Class II directors, as a vote “for” the election of the nominees presented by the Board and in the case of the frequency of say-on-pay proposal “for” the say-on-pay proposal to be submitted once every year.

In order to vote via the virtual meeting website, any registered holder of our common stock may attend the Annual Meeting by visiting https://meetnow.global/MY5UYCN, where stockholders may vote and submit questions during the meeting. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.investorvote.com/BNTC.

If your shares are held through a bank, broker or other nominee (in “street name”), you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. You may also vote by completing, dating, signing and promptly returning the voting instruction form sent by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote online at the Annual Meeting. If you do not provide voting instructions to your broker in advance of the Annual Meeting, New York Stock Exchange rules grant your broker discretionary authority to vote on “routine” proposals. Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.” For the Annual Meeting, Proposals 1, Proposal 2, Proposal 4, Proposal 5, Proposal 7, and Proposal 8 are not considered “routine” proposals, and Proposal 3 and Proposal 6 are considered “routine” proposals.

In the event that sufficient votes in favor of the adoption of any proposal set forth in this Proxy Statement are not received by the date of the Annual Meeting, we may adjourn the Annual Meeting to permit further solicitations of proxies if Proposal 8 is approved.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the stockholder.

Information about the Virtual Meeting

The virtual Annual Meeting is accessible on any internet-connected device and stockholders will be able to submit questions and comments and to vote online during the meeting. We believe these benefits of a virtual meeting are in the best interests of our stockholders. In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. If you encounter any difficulties accessing the virtual meeting during the meeting, a toll free number will be available to assist.

You may virtually attend the Annual Meeting by visiting https://meetnow.global/MY5UYCN, where stockholders may vote and submit questions during the Meeting. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.investorvote.com/BNTC.

Only holders of our common stock at the close of business on October 14, 2021, the record date, will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform and type your question for consideration into the field provided in the web portal. To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two (2) questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. More information on submitting questions at the Annual Meeting will be posted on the Internet www.investorvote.com/BNTC in advance of the meeting.

In accordance with Delaware law, for the 10 days prior to our Annual Meeting, a list of registered holders entitled to vote at our Annual Meeting will be available for inspection in our offices at 3940 Trust Way, Hayward, California 94545. Stockholders will also be able to access the list of registered holders electronically during the Annual Meeting through the virtual meeting website at https://meetnow.global/MY5UYCN.

Deadline for Receipt of Stockholder Proposals for 2022 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 of the Securities and Exchange Commission (“SEC”), proposals by eligible stockholders that are intended to be presented at our 2022 Annual Meeting of Stockholders must be received by our Corporate Secretary at Benitec Biopharma Inc., 3940 Trust Way, Hayward, California 94545 not later than June 24, 2022 in order to be considered for inclusion in our proxy materials.

Stockholders intending to present a proposal or nominate a candidate to our Board of directors at our 2022 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our amended and restated bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders, the stockholder’s the stockholder’s notice must be timely received, which means that a proposal must be delivered to or mailed to our Secretary not later than 90 days prior, and not earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Because our 2021 Annual Meeting is scheduled for December 8, 2021, this means that such notice for the 2022 Annual Meeting must be received by the Company between August 10, 2022 and September 9, 2022. In the event that the date of the 2022 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of October 14, 2021 by (i) each person or group of persons known by us to beneficially own more than five percent of our common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of common stock issuable within 60 days of October 14, 2021 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 8,171,690 shares of common stock outstanding at the close of business on October 14, 2021. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o 3940 Trust Way, Hayward, California 94545.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Entities affiliated with Suvretta Capital Management, LLC (1)	769,000	9.4%
Entities affiliated with Lincoln Park Capital, LLC (2)	423,529	5.1%
Directors and Named Executive Officers:
Jerel A. Banks (3)	128,114	1.5%
Megan Boston (4)	58,834	*
J. Kevin Buchi (5)	12,694	*
Peter Francis (6)	12,904	*
Edward Smith (7)	7,867	*
All Executive Officers and Directors As a Group (5 persons) (8)	220,413	2.6%

*	Represents beneficial ownership of less than one percent of the Company’s outstanding common stock.
(1)

Based on the information included in the Schedule 13G filed by Suvretta Capital Management, LLC (“Suvretta”) on May 7, 2021, Averill Master Fund, Ltd. (“Averill”) and Aaron Cowen. The address of the principal business office of Suvretta and Mr. Cowen is c/o Suvretta Capital Management, LLC, 540 Madison Avenue, 7TH Floor, New York, New York 10022. The address of the principal business office of Averill is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(2)

Based on information included in the Schedule 13G filed by Lincoln Park Capital, LLC and its affiliates on April 28, 2021. Represents 423,529 shares held directly by Lincoln Park Capital Fund, LLC (“LPC Fund”). Alex Noah and Joshua B. Scheinfeld have shared voting and shared investment power over the shares held by LPC Fund. The address of the principal business office of Lincoln Park Capital, LLC and its affiliates is 440 North Wells, Suite 410, Chicago, Illinois 60654.

(3)	Represents stock options to acquire 128,114 that have vested or will vest within 60 days of October 14, 2021.
(4)

Includes 333 shares held by Boston Super Invest Pty A/C Boston Family Super that Megan Boston has sole voting power over and stock options to acquire 58,501 shares of common stock that have vested or will vest within 60 days of October 14, 2021.

(5)	Includes 4,827 shares of common stock held by Mr. Buchi and stock options to acquire 7,867 shares of common stock that have vested or will vest within 60 days of October 14, 2021.
(6)

Includes 4,737 shares of common stock held by the Francis Family Superannuation Fund and 300 shares held directly by Mr. Francis and stock options to acquire 7,867 shares of common stock that have vested or will vest within 60 days of October 14, 2021.

(7)	Represents stock options to acquire 7,867 shares of common stock that have vested or will vest within 60 days of October 14, 2021.
(8)	Includes 10,197 shares of common stock and stock options to acquire 210,216 shares of common stock that have vested or will vest within 60 days of October 14, 2021.

OUR MANAGEMENT

The following table sets forth certain information regarding those individuals currently serving as our directors (or nominated to serve as a director) and executive officers as of October 14, 2021:

Name	Age	Position
Dr. Jerel Banks	46	Chief Executive Officer, Director
Megan Boston	49	Executive Director, Director
J. Kevin Buchi (1)(2)(3)	66	Director
Peter Francis (1)(2)(3)	65	Director
Edward Smith (1)(2)(3)	50	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating Committee.

Dr. Jerel Banks has been a Director since October 2016, Chairman of our Board since October 2017 and Chief Executive Officer since June 2018. Dr. Banks was formerly the Chief Investment Officer of Nant Capital, LLC. Prior to joining Nant Capital, LLC, Dr. Banks served as vice president, portfolio manager and research analyst for the Franklin Biotechnology Discovery Fund at Franklin Templeton Investments from 2012 to 2015. Prior to his tenure at Franklin Templeton Investments, he worked as a biotechnology senior equity research analyst at Sectoral Asset Management from 2011 to 2012. From 2008 to 2011, Dr. Banks worked as a biotechnology equity research analyst at Apothecary Capital, the healthcare investment management team for the family investment office of the Bass Family of Fort Worth, Texas. Dr. Banks began his career in investment management as a healthcare equity research associate at Capital Research Company where he was a member of the equity research team from 2006 to 2008. Dr. Banks earned an M.D. from the Brown University School of Medicine and a Ph.D. in Organic Chemistry from Brown University, and he holds an A.B. in Chemistry from Princeton University.

Dr. Banks’ experience in the healthcare industry and finance provides valuable experience and guidance to the Board.

Megan Boston has previously been Chief Executive Officer and Managing Director of several companies, including entities listed on the Australian Stock Exchange. With over 13 years of experience, Ms. Boston has been a director across a range of industries where she chaired company boards as well as board sub-committees particularly in the area of finance and risk management. Specifically, Ms. Boston has been a Director of Benitec since August 2016 and Executive Director since June 2018. From 2014 until joining Benitec, Ms. Boston was CEO of listed companies on the Australian Stock Exchange, Omni Market Tide Ltd and Rision Ltd. Previously, Ms. Boston held senior executive roles at various banking institutions in the area of risk and compliance, as well as working for PricewaterhouseCoopers. Ms. Boston holds a Bachelor of Commerce and is an Australian Chartered Accountant. Ms. Boston has also completed the company directors course diploma administered by the Australian Institute of Company Directors.

We believe Ms. Boston’s operational and financial infrastructure experience gives her the necessary skills and qualifications to serve as a member of the Board.

J. Kevin Buchi has been a Director since April 2013. Mr. Buchi previously served as Chief Executive Officer of BioSpecifics Technologies Corp. and of TetraLogic Pharmaceuticals Corporation. Mr. Buchi served as Chief Executive Officer of Cephalon, Inc., or Cephalon, from December 2010 through its acquisition by Teva Pharmaceutical Industries Ltd in October 2011. After the acquisition Mr. Buchi served as Corporate Vice President, Global Branded Products of Teva Pharmaceuticals Industries Ltd. Mr. Buchi joined Cephalon in 1991 and held various positions, including Chief Operating Officer, from January 2010 to December 2010, Chief

Financial Officer and Head of Business Development prior to being appointed Chief Executive Officer. Mr. Buchi is also on the board of directors of Amneal Pharmaceuticals, Inc. (NYSE: AMRX) and Dicerna Pharmaceuticals, Inc. (Nasdaq: DRNA. Mr. Buchi has a B.A. in chemistry from Cornell University and a Masters in Management from Kellogg Graduate School of Management at Northwestern University. He is also a Certified Public Accountant.

Based on his broad executive experience in the biotechnology industry, we believe Mr. Buchi has the appropriate skills and qualifications to serve on the Board.

Peter Francis has been a director since February 2006 and was previously Chairman of the Board until October 2017. Since 1993, Mr. Francis has been a partner at Francis Abourizk Lightowlers, a firm of commercial and technology lawyers with offices in Melbourne, Australia. He is a legal specialist in the areas of intellectual property and licensing and provides legal advice to corporations and research bodies. Mr. Francis completed his studies in law and jurisprudence at Monash University.

Based on his substantive intellectual property background and experience with our company, we believe Mr. Francis has the appropriate skills and qualifications to serve on the Board.

Edward Smith has been a director since April 2020. Edward brings more than 20 years of experience in executive finance and operations leadership in the biotechnology industry to our Board. Edward currently serves as the Chief Financial Officer of LAVA Therapeutics N.V. (Nasdaq: LVTX), a clinical stage pharmaceutical company focused on developing novel immuno-oncology therapeutics. Prior to that, he served as Chief Financial Officer of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS), a clinical-stage pharmaceutical company focused on developing and commercializing innovative therapeutics to treat patients suffering from rare seizure disorders, and PolyMedix, Inc., a clinical stage pharmaceutical company focused on developing a novel class of antibiotics for the treatment of infectious diseases. Before his time at PolyMedix, Inc. he served as the executive director of finance at InKine Pharmaceutical Company, Inc. and held various positions in public accounting, most recently in the audit practice of Deloitte.

Based on his extensive finance and operations background in the biotechnology industry, we believe Mr. Smith has the appropriate skill and qualifications to serve on the Board.

There are no family relationships among any of our directors or executive officers and no arrangements or understandings with major stockholders, customers, suppliers or others pursuant to which any of our directors or members of senior management was selected as such, except Dr. Banks was appointed by Nant Capital as a Director in October 2016 following the acquisition by Nant Capital, LLC of a significant percentage of Benitec’s then-outstanding ordinary shares.

The business addresses for each of our directors and executive officers is 3940 Trust Way, Hayward, California 94545.

CORPORATE GOVERNANCE AND BOARD MEETINGS AND COMMITTEES

The Company’s business and affairs are managed under the direction of the Board. The Board currently consists of five directors, comprising the Company’s Chief Executive Officer, Executive Director and three outside directors. Our Board has determined that three of our directors are independent as defined by the rules of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”). Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each consists entirely of independent directors under the rules of the SEC and Nasdaq. The number of directors is fixed from time to time by resolution of the Board pursuant to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”).

Each of the Company’s current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.

The Company’s Certificate provides that the Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms. The Board is designated as follows:

•	Mr. Smith is a Class I director, and his current term will expire at the annual meeting of stockholders to be held in 2023;

•	Messrs. Buchi and Francis are Class II directors, and their initial terms will expire at the 2021 Annual Meeting; and

•	Dr. Banks and Ms. Boston are Class III directors, and their terms will expire at the annual meeting of stockholders to be held in 2022.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the Company’s directors.

Attendance at Annual Meetings of Stockholders

We expect that all of our Board members attend our annual meetings of stockholders in the absence of a showing of good cause for failure to do so. All of the members of our Board attended our 2020 annual meeting of stockholders in person or by telephone.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Board of Directors

Our Board held a total of six meetings during the last fiscal year. Our Board has three standing committees — an Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 (our “Audit Committee”), a Compensation Committee (our “Compensation Committee”) and a Nominating and Corporate Governance Committee (our “Nominating Committee”). Our Audit Committee, Compensation Committee and Nominating Committee each have a charter, which is available at the “Corporate Governance” section under the “Investors” tab on our website at www.benitec.com.

Audit Committee

The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance. The Audit Committee is also responsible for preparing a report to be included with this proxy statement. The Audit Committee also advises and consults with the management and the Board regarding the Company’s financial affairs, and appoints, oversees and approves compensation for the work of the Company’s independent auditors. The Audit Committee also is responsible for reviewing and approving any related party transaction that is required to be disclosed. Our Audit Committee met five times during the last fiscal year. The current members of our Audit Committee are Messrs. Buchi (Chairman), Francis and Smith.

Our Board has determined that Messrs. Buchi, Francis and Smith each meet the independence requirements of Rule 10A-3 under the Exchange Act and the applicable Nasdaq rules. Our Board has determined that Mr. Smith is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules.

Compensation Committee

The Compensation Committee establishes and administers the Company’s policies, programs and procedures for compensating and providing benefits to the Company’s executive officers, and makes recommendations to the Board with respect to non-employee director compensation. The Compensation Committee’s responsibilities and duties are set forth in the Compensation Committee Charter (a copy of the Compensation Committee Charter is available on the Company’s website as noted above). The Compensation Committee’s responsibilities specifically include reviewing and approving the goals and objectives relevant to the chief executive officer’s and other executive officers’ compensation, evaluating the performance of the chief executive officer and other executive officers in light of those goals and objectives, and making recommendations to the Board with respect to non-employee director compensation. The Compensation Committee is also responsible for making recommendations to the Board with respect to incentive compensation plans and equity-based incentive compensation plans.

Our Compensation Committee met four times during the last fiscal year. The current members of our Compensation Committee are Messrs. Francis (Chairman), Buchi and Smith. Our Board has determined that all members of our Compensation Committee are “independent” as defined under the rules of the SEC and the listing standards of Nasdaq.

No member of our Compensation Committee is or has been our current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended June 30, 2021.

Role of Compensation Consultant

Pursuant to its charter, the Compensation Committee has the authority to engage consultants or other advisors, including independent counsel and compensation advisors, as it deems necessary or appropriate to carry out its duties. With respect to the fiscal year ended June 30, 2021, the Compensation Committee retained Radford (AON) (“Radford”) to provide advice to the Compensation Committee with respect to the compensation of our non-employee directors and executive officers. Radford also provided advice with respect to the proposed amendment to the Company’s 2020 Equity and Incentive Compensation Plan (the “2020 Plan”), which is described below under the heading “Proposal 2: Amendment to the 2020 Equity and Incentive Compensation Plan”, the Company’s peer group, certain governance matters, and market trends.

Nominating Committee

The Nominating Committee reviews the Company’s Corporate Governance Guidelines and recommends appropriate revisions to the Company’s governing documents to the Board. The Nominating Committee’s responsibilities include identifying individuals qualified to become members of the Board, recommending candidates to fill Board vacancies and newly created director positions, recommending whether incumbent directors should be nominated for re-election upon the expiration of their terms, recommending corporate governance guidelines applicable to the Board and to the Company’s employees, overseeing the evaluation of the Board and its committees, and assessing and recommending Board members to the Board for committee membership. This assessment includes factors such as judgement, skill, integrity, experience with businesses and other organizations of comparable size and/or in comparable industries, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and any other factors that the committee deems relevant to the current needs of the Board, including those that promote diversity.

The current members of our Nominating Committee are Messrs. Francis (Chairman), Buchi and Smith. Our Nominating Committee met one time during the last fiscal year. Our Board has determined that all members of our Nominating Committee are “independent” as defined under the rules of the SEC and the listing standards of Nasdaq.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our Company and our stockholders. The guidelines provide: that the role of the Board is to oversee the performance of the Company’s Chief Executive Officer and other senior management of the company; a set of qualifications for director skills, experience, and independence; a process for related-person transaction review by the Audit Committee; and succession planning for management. Under the Guidelines, the Board considers the management of significant risks to the Company.

Code of Ethics and Business Conduct

We have established a Code of Ethics and Business Conduct as of April 14, 2020, which sets out the standards of behavior that apply to every aspect of our dealings and relationships, both within and outside the company. The following standards of behavior apply to all directors, executive officers and employees of the company: comply with all laws that govern us and our operations; act honestly and with integrity and fairness in all dealings with others and each other; avoid or manage conflicts of interest; use our assets responsibly and in the best interests of the company; and be responsible and accountable for our actions. The Code of Ethics and Business Conduct is available on our website at www.benitec.com. Any amendments made to the Code of Ethics and Business Conduct will also be available on our website, within four business days of any such amendment.

Hedging and Pledging Policy

Employees (including officers) and directors of the Company are prohibited from entering into hedging transactions with respect to the Company’s securities, or engaging in transactions with respect to the Company’s securities that are of a speculative nature, including, but not limited to, put or call options, margining Company securities, or otherwise pledging Company securities as collateral.

Stockholder Communications with Directors

Stockholders who want to communicate with our Board or with a particular director or committee may send a letter to our Secretary at Benitec Biopharma Inc., 3940 Trust Way, Hayward, California 94545. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of our Board or just certain specified individual directors or a specified committee. The Secretary will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has not had been a participant since July 1, 2020 in a transaction in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Review and approval of related party transactions

Our related parties include our directors, director nominees, executive officers, holders of more than five percent of the outstanding shares of our common stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are participants to determine whether such related persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related party are disclosed in the appropriate SEC filing. In addition, the Audit Committee reviews and approves any related party transaction that is required to be disclosed.

Indemnification and Severance Agreements

We have entered into indemnification agreements with our directors and executive officers which require us to indemnify such individuals to the fullest extent permitted by Delaware law. Our indemnification obligations under such agreements are not limited in amount or duration. Certain costs incurred in connection with such indemnities may be recovered under certain circumstances under various insurance policies. Given that the amount of any potential liabilities related to such indemnities cannot be determined until a lawsuit has been filed against a director or executive officer, we are unable to determine the maximum amount of losses that we could incur relating to such indemnities. Historically, any amounts payable pursuant to such director and officer indemnities have not had a material negative effect on our business, financial condition or results of operations.

We have also entered into severance and change in control agreements with certain of our executives. These agreements provide for the payment of specific compensation benefits to such executives upon the termination of their employment with us.

EXECUTIVE COMPENSATION

As a “smaller reporting company” we have opted to comply with the scaled executive compensation disclosure rules applicable to “smaller reporting companies” (as such term is defined under applicable securities laws).

Our named executive officers, or our “NEOs”, for the fiscal year ended June 30, 2021 were Dr. Jerel A. Banks, our Executive Chairman and Chief Executive Officer, and Megan Boston, our Executive Director.

The Company’s named executive officer compensation program is designed to incentivize our named executive officers to grow our business and further link the interests of our named executive officers with our stockholders. We provide our named executive officers with an annual base salary as a fixed, stable form of compensation, certain cash incentive opportunities as noted below to reward achievement of short-term goals, and we have granted our named executive officers stock options with multi-year vesting schedules to further align their compensation with our stockholders’ long-term interests. We have also entered into employment agreements with our named executive officers that provide for a fixed notice period in connection with certain terminations of employment.

Our Compensation Committee reviews our named executive officers’ overall compensation packages to help ensure that we continue to attract and retain highly talented executives and provide appropriate incentive to create additional value for our stockholders.

The description of our compensation program prior to the completion of the re-domiciliation of Benitec Limited (“Limited”), resulting in the Company becoming the ultimate parent company of the Benitec group of companies (the “Re-Domiciliation”) reflects the compensation program of Limited, and of the Company for periods following the completion of the Re-Domiciliation. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs during the fiscal year ended June 30, 2021 and the fiscal year ended June 30, 2020:

Named Executive Officer and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)		Option Awards ($)(3)	All Other Compensation ($)		Total ($)(7)
Dr. Jerel A. Banks, M.D. Ph.D.	2021	439,583	225,000		705,375	33,105	(5)	1,403,063
Executive Chairman and Chief Executive Officer	2020	400,000	200,000		—	31,704	(5)	631,704

Megan Boston	2021	269,837	113,933	(4)	352,686	17,928	(6)	754,384
Executive Director	2020	221,430	110,715	(4)	—	16,775	(6)	348,920

(1)

Ms. Boston’s salary was paid in Australian dollars and has been converted to U.S. dollars using a conversion rate of A$1.00 to $0.747, and A$1.00 to $0.671, for the fiscal years ended June 30, 2021 and June 30, 2020, respectively. From July 1, 2020 through September 15, 2020, Dr. Banks’s and Ms. Boston’s salary was $400,000 and $246,510 respectively. As of September 16, 2020 through the remainder of the fiscal year ended June 30, 2021, Dr. Banks’s and Ms. Boston’s salary was, $450,000 and $284,831, respectively.

(2)	Reflects annual discretionary bonuses paid to Dr. Banks and Ms. Boston for the fiscal years ending June 30, 2021 and June 30, 2020, respectively.
(3)

Amount represents the aggregate grant date fair value of stock and option awards granted by the Company in the fiscal year ended June 30, 2021, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation, see Note 10 to the Company’s consolidated financial statements for the year ended June 30, 2021 included in this Annual Report. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual amounts, if any, that will be recognized by the NEOs.
(4)	Ms. Boston’s performance-based cash bonus was paid in Australian dollars and has been converted to U.S. dollars using a conversion rate of A$1.00 to $0.747 for 2021 and A$1.00 to $0.671 for 2020.
(5)	Amounts reflect company-paid health and life insurance premiums.
(6)

Amounts reflect the Company’s compulsory contributions to Ms. Boston’s superannuation account. The superannuation contributions were paid in Australian dollars and were converted to U.S. dollars using a conversion rate of A$1.00 to $0.747, and A$1.00 to $0.671, for the fiscal years ended June 30, 2021 and June 30, 2020, respectively.

(7)	The amounts reported in this table include compensation paid by Limited prior to the completion of the Re-Domiciliation.

Narrative Disclosure to Summary Compensation Table

Annual Base Salary

We use base salaries to recognize the experience, skills, and responsibilities required of all of our employees, including our NEOs. Base salaries for our NEOs are reviewed annually by our Compensation Committee. From July 1, 2020 through September 15, 2020, the annual base salaries for each of Dr. Banks and Ms. Boston were $400,000 and A$330,000 ($246,510) (Ms. Boston’s salary has been converted using a conversion rate of A$1.00 to $0.747), respectively. As part of its annual base salary review process, the Compensation Committee may approve annual base salary increases to our NEOs to bring salaries in line with market compensation for similarly situated executives. Effective September 16, 2020, Dr. Banks’s and Ms. Boston’s annual base salaries were increased to $450,000 and A$381,300 ($284,831) (Ms. Boston’s salary has been converted using a conversion rate of A$1.00 to $0.747), respectively. In addition, on September 15, 2021, the Compensation Committee approved increases of Dr. Banks’ and Ms. Boston’s annual base salaries to $520,000 and $A435,000 ($317,550) (Ms. Boston’s salary has been converted using a conversion rate of A$1.00 to $0.73), respectively, each effective as of September 16, 2021.

Bonus Compensation

We have awarded our NEOs annual discretionary bonuses. Prior to the completion of the Re-Domiciliation, the Remuneration Committee determined the amount of any annual discretionary bonus payment following the completion of the applicable fiscal year, based on Limited’s overall performance and the achievement of key strategic objectives. For the fiscal year ended June 30, 2020, performance bonuses were based on achieving certain clinical, development and operational milestones. The actual annual cash bonuses awarded to our NEOs for fiscal year ended June 30, 2020 performance are set forth above in the “Summary Compensation Table” in the column titled “Bonus.”

In October 2020, the Compensation Committee further determined that the target annual discretionary bonus with respect to the fiscal year ended June 30, 2021 would be 50% and 40% of base salary for each of Dr. Banks and Ms. Boston, respectively.

In September 2021, the Compensation Committee awarded our NEOs discretionary bonuses in respect of performance for the fiscal year ended June 30, 2021 based on the Company’s achievement of certain clinical, development and operational milestones. For the fiscal year ended June 30, 2021, the discretionary bonuses paid to our NEOs were based on a target of 50% and 40% of base salary for each of Dr. Banks and Ms. Boston, respectively. The actual annual cash bonuses awarded to our NEOs for fiscal year ended June 30, 2021 performance are set forth above in the “Summary Compensation Table” in the column titled “Bonus.”

Equity or Equity-Linked Incentive Awards

Although we do not have a formal policy with respect to the grant of equity incentive awards to our NEOs, we believe that equity grants provide our NEOs with a strong link to our long-term performance, create an ownership culture and help to align the interests of our NEOs and our stockholders.

On December 9, 2020, the Company’s stockholders approved the Company’s 2020 Equity and Incentive Compensation Plan (the “2020 Plan”). On December 9, 2020, the Compensation Committee granted our NEOs stock options under the 2020 Plan. The stock options vest in increments of one-third on each anniversary of the applicable grant date over three years. If an NEO dies or terminates employment or service due to Disability (as defined in the 2020 Plan), the NEO generally has 12 months to exercise their vested options or the options are cancelled. If an NEO otherwise leaves the Company, other than for a termination by the Company for Cause (as defined in the 2020 Plan), the NEO generally has 90 days to exercise their vested options or the options are cancelled. Upon the consummation of a Change in Control (as defined in the 2020 Plan), all unvested stock options will immediately vest as of immediately prior to the Change in Control.

We believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our NEOs to remain in our employment during the vesting period.

Employment Agreements with our NEOs.

We are a party to employment agreements with each of our NEOs. These employment agreements provide for “at will” employment and may be terminated at any time.

Employment Agreement with Dr. Jerel A. Banks, M.D. Ph.D.

In September 2018, Tacere Therapeutics, Inc., a subsidiary of the Company, entered into an employment agreement with Dr. Banks setting forth the terms of his employment as Executive Chairman and Chief Executive Officer of Limited. In connection with the Re-Domiciliation, Dr. Banks was appointed Executive Chairman and Chief Executive Officer of the Company. The agreement provides for Dr. Banks’ employment and sets forth his (i) annual base salary, (ii) discretionary annual bonus, (iii) eligibility to participate in employee benefit plans, (iv) eligibility for accrued paid vacation, (v) expense reimbursements in accordance with Company policy, (vi) eligibility to participate in the Company’s Share Option Plan (as defined below), (vii) post-employment obligations to refrain from soliciting our employees for one year following the end of employment, and (viii) certain non-disparagement obligations. Dr. Banks’ employment agreement also provides for confidentiality of information and ownership of proprietary property restrictions.

Pursuant to the employment agreement, Dr. Banks’ employment is “at will” and can be terminated at any time. However, the Company must provide Dr. Banks with at least six months’ prior notice (or pay in lieu of notice) prior to any termination. Dr. Banks may terminate his employment on no fewer than six months’ prior written notice to the Company.

Notwithstanding any provisions in the employment agreement, the Company may terminate Dr. Banks’ employment immediately without prior notice to Dr. Banks if he (a) commits any serious or persistent breach of any of the provisions of the employment agreement, (b) commits any act of willful or serious misconduct or negligence in the discharge of his duties, (c) becomes of unsound mind or under the control of any committee or officer under any law relating to mental health, (d) is convicted of a felony, which in our reasonable opinion affects Dr. Banks’ position, or (e) becomes permanently incapacitated by accident or illness from performing duties under the employment agreement for a period aggregating more than three months in any six-month period, or for any period beyond three consecutive months.

Employment Agreement with Megan Boston

In July 2018, Limited entered into an employment agreement with Megan Boston for the position of Executive Director. In connection with entering into the employment agreement, Ms. Boston ceased serving as a

Non-Executive Director of the Company. Ms. Boston remains on the Board as an Executive Director. The employment agreement provides for Ms. Boston’s employment and sets forth her (i) annual base salary, (ii) discretionary annual bonus, (iii) superannuation contribution, (iv) eligibility for accrued paid vacation, (v) expense reimbursements in accordance with Company policy, and (vi) post-employment obligations to refrain from soliciting our employees for one year following the end of employment. Ms. Boston’s employment agreement also provides for confidentiality of information and ownership of proprietary property restrictions.

Pursuant to the employment agreement, Ms. Boston’s employment is “at will” and can be terminated at any time However, the Company must provide Ms. Boston with at least six months’ prior notice (or pay in lieu of notice) prior to any termination. Ms. Boston may terminate her employment on no fewer than six months’ prior written notice.

Notwithstanding any provisions in the employment agreement, the Company may terminate Ms. Boston’s employment immediately without prior notice to Ms. Boston if she (a) commits any serious or persistent breach of any of the provisions of the employment agreement, (b) commits any act of willful or serious misconduct or negligence in the discharge of her duties, (c) becomes bankrupt or makes any arrangement or composition with her creditors, (d) becomes of unsound mind or under the control of any committee or officer under any law relating to mental health, (e) is convicted of any criminal offense other than an offense which in our reasonable opinion does not affect Ms. Boston’s position, or (f) becomes permanently incapacitated by accident or illness from performing her duties under the employment agreement for a period aggregating more than three months in any six-month period, or any period beyond three consecutive months.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity or equity-linked awards for each of our NEOs as of June 30, 2021.

			Option Awards
Named Executive Officer	Grant Date		Number of Securities Underlying Unexercised Options (#)— Exercisable	Number of Securities Underlying Unexercised Options (#)— Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dr. Jerel A. Banks, M.D. Ph.D.	12/9/2020	(1)(2)	—	284,345	2.98	12/9/2030
Executive Chairman and Chief Executive Officer	6/26/2018	(2)(3)	33,333	—	50.73	6/26/2023

Megan Boston	12/9/2020	(1)(2)	—	142,172	2.98	12/9/2030
Executive Director	3/12/2019	(2)(3)	11,111	5,555	42.33	3/12/2024

(1)	The option awards were granted under the 2020 Plan.
(2)

The shares subject to each of the option awards vest in substantially equal installments on each of the first, second and third anniversaries of the grant date, generally subject to continued employment through the applicable vesting date.

(3)

The option awards were granted under the Benitec Officers’ and Employees’ Share Option Plan prior to the Re-Domiciliation. The share amounts and exercise prices of the awards shown in this table have been adjusted to reflect the terms of the Re-Domiciliation.

Other Elements of Compensation

Other Benefits and Perquisites

We offer participation in broad-based retirement, health and welfare plans to all of our colleagues, including our NEOs.

We maintain a tax-qualified defined contribution retirement plan that provides eligible U.S. employees (including Dr. Banks) with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are eligible to defer eligible compensation subject to applicable annual Internal Revenue Code limits. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

We contribute to the Australian superannuation scheme that provides eligible Australian employees (including Ms. Boston) with an opportunity to save for retirement on a tax-advantaged basis. We pay superannuation in accordance with legislative requirements and our minimum contribution is set by legislation. We offer flexibility for salary sacrifice to be added to the superannuation scheme and any actual increase in our contribution to the superannuation scheme is subject to legislative rules at the time.

Termination or Change in Control Benefits

The employment agreements with our NEOs provide for specified notice periods (or pay in lieu of notice) if the Company terminates the employment of our NEOs under certain circumstances, as described above in the “Employment Agreements with our NEOs” section. Upon the consummation of a Change in Control (as defined in the 2020 Plan), all unvested stock options granted pursuant to the 2020 Plan will immediately vest as of immediately prior to the Change in Control. Our NEOs are not eligible to receive any additional payments or benefits in connection with their termination of employment or in connection with the Company’s change in control.

DIRECTOR COMPENSATION

The following table shows the total compensation paid to the Company’s directors for the year ended June 30, 2021.

Name	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
J. Kevin Buchi	62,939	58,547	—	121,486
Peter Francis	59,173	58,547	5,231	122,951
Edward F. Smith	53,057	58,547	—	111,604

(1)	For information regarding the compensation of Dr. Banks and Ms. Boston, see “Summary Compensation Table.”
(2)

Fees paid to Mr. Buchi (until February 2021) and Francis were paid in Australian dollars and have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.747 for the fiscal year ended June 30, 2021. Fees paid between February 2021 and June 2021 were paid in USD.

(3)

Amount represents the aggregate grant date fair value of stock and option awards granted by the Company in the fiscal year ended June 30, 2021, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation, see Note 10 to the Company’s consolidated financial statements for the year ended June 30, 2021 included in this Annual Report. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual amounts, if any, that will be recognized by the directors.

(4)	For information regarding other compensation of all directors, see “Narrative Disclosure to Director Compensation Table”

For each director, the aggregate number of option awards outstanding at fiscal year-end for the year ended June 30, 2021 is set forth below:

Name	Option Awards (#)
J. Kevin Buchi	23,601
Peter Francis	23,601
Edward F. Smith	23,601

Narrative Disclosure to Director Compensation Table

Upon their appointment as executive officers and employees, Dr. Banks and Ms. Boston no longer receive annual fees with respect to their service on the Board.

From July 1, 2020 through September 15, 2020, Mr. Buchi’s annual fee was $51,432. Mr. Francis’s annual fee was $46,970, and Mr. Smith’s annual fee was $50,000.

Effective September 16, 2020, the annual fees through the end of the fiscal year ended June 30, 2021 paid to our non-employee directors were:

•	an annual cash retainer of $40,000;

•	an additional annual cash retainer of $15,000 to the chair of the Audit Committee;

•	an additional annual cash retainer of $10,000 to the chair of the Compensation Committee;

•	an additional annual cash retainer of $7,500 to the chair of the Nominating Committee;

•	an additional annual cash retainer of $7,500 to a non-chair member of the Audit Committee;

•	an additional annual cash retainer of $5,000 to a non-chair member of the Compensation Committee; and

•	an additional annual cash retainer of $4,000 to a non-chair member of the Nominating Committee.

In addition to the cash fees paid to our non-employee directors, the Board granted each of Messrs. Buchi, Francis and Smith 26,301 option award on December 9, 2020. The option awards vest in three substantially equal installments on the day prior to each of the Company’s next three annual stockholder meetings occurring immediately following December 9, 2020.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of five directors divided into three classes — Class I (Mr. Smith), Class II (Mr. Buchi and Mr. Francis) and Class III (Dr. Banks and Ms. Boston) — with the directors in each class holding office for staggered terms of three years each or until their successors have been duly elected and qualified. Mr. Buchi’s and Mr. Francis’ terms expire at the Annual Meeting. Accordingly, two Class II directors will be elected at the Annual Meeting. The nominees for election as the Class II directors are Mr. Buchi and Mr. Francis. The Class II directors will serve until our 2024 Annual Meeting of Stockholders and until his successor is elected and qualified. Assuming the nominees are elected, we will have five directors serving as follows:

Class I directors : Edward Smith	Term expires at our 2023 annual meeting of stockholders.
Class II director : J. Kevin Buchi and Peter Francis	Terms expire at our 2024 annual meeting of stockholders.
Class III director : Dr. Jerel Banks and Megan Boston	Term expires at our 2022 annual meeting of stockholders.

The accompanying proxy card grants the proxy holder the power to vote the proxy for a substitute nominee in the event that one or both of the nominees becomes unavailable to serve as a Class II director. Management presently has no knowledge that the nominees will refuse or be unable to serve as Class II directors for their prescribed term.

Director Nominees: J. Kevin Buchi and Peter Francis

See above under “Our Management” for the biographical information of Mr. Buchi and Mr. Francis.

Required Vote

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, two directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of director. Abstentions and broker non-votes also will not have any effect on the outcome of the election of the director.

Board Recommendation

Our Board Recommends a Vote “For” the Election of each of Mr. Buchi and Mr. Francis.

PROPOSAL 2

APPROVAL OF AMENDMENT TO

THE 2020 EQUITY AND INCENTIVE COMPENSATION PLAN

The Board is asking our stockholders to approve, assuming the approval by our stockholders of Proposal 6 to amend our Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, as included in this Proxy Statement (defined in Proposal 6 included in this Proxy Statement as the “Common Stock Amendment”), an amendment (the “Amendment”) to the 2020 Equity and Incentive Compensation Plan (the “2020 Plan”, and as proposed to be amended, the “Amended Plan”) to increase the number of shares authorized for issuance under the 2020 Plan. Our 2020 Plan was adopted by the Board on October 21, 2020 and approved by stockholders on December 9, 2020, and the Amended Plan was approved by the Board, subject to stockholder approval, on October 6, 2021. The Amendment increases the maximum number of shares that may be issued pursuant to the 2020 Plan by 1,150,000 shares (increasing the maximum number of shares that may be issued under the 2020 Plan to an aggregate of 1,850,000 shares). Assuming the Common Stock Amendment is approved, the Company’s stockholders are also being asked to approve this Proposal 2. Stockholder approval of the Amendment is contingent on stockholder approval of the Common Stock Amendment. If stockholders do not approve the Common Stock Amendment, we will not be able to increase the share reserve under the 2020 Plan, even if stockholders approve this Proposal 2.

Key Reasons why you Should Vote to Approve the Amendment

The 2020 Plan is the Company’s only compensation plan under which equity or equity-linked awards may be made, and the share reserve under the 2020 Plan has been nearly exhausted. If our stockholders do not approve the increase in the share reserve contemplated by the Amendment, the share reserve under the 2020 Plan will be depleted and we will lose access to an important compensation tool in the labor markets in which we compete, a compensation tool that is key to our ability to attract, motivate, reward and retain our non-employee directors, officers, employees, and consultants while aligning their interests with those of our stockholders. An inability to grant equity or equity-linked awards would have significant negative consequences to us and our stockholders. For example, we would likely be pressed to shift our compensation programs to increase the cash-based components of our compensation programs in order to attract and retain qualified personnel. Such a shift in our compensation programs would lose the benefit of aligning our employee and stockholder interests through delivery of equity or equity-linked awards while also limiting Company cash available for other purposes.

The Amendment increases the maximum number of shares that may be issued pursuant to the 2020 Plan by 1,150,000 shares (to an aggregate of 1,850,000 shares). If stockholders do not approve this Proposal 2, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2020 Plan, and the 2020 Plan will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Appendix A to this Proxy Statement, and a conformed copy of the 2020 Plan, as amended by the Amendment, is attached as Appendix B to this Proxy Statement. Other than the limited amendment to the share reserve described herein, we are not making any other changes to the 2020 Plan.

Background and Purpose of the Amended Plan; Stockholder Dilution Considerations

The Compensation Committee and the Board are asking our stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interests of the Company and its stockholders to provide, through the 2020 Plan as amended by the Amendment, a comprehensive equity compensation program that allows us to grant incentive equity and equity-linked awards to our non-employee directors, officers, employees, and consultants. The Compensation Committee and the Board believe that long-term equity and equity-linked incentives are essential to align our compensation program with long-term stockholder value creation. Moreover, as described above, an inability to grant equity or equity-linked awards as a key element of our compensation programs would likely result in a shift in our compensation programs towards an increased cash-based component, thus losing the benefit of alignment of our employees’ interests with long-term stockholder value creation and limiting availability of Company cash for other purposes.

To protect stockholder interests from the potential dilutive impact of incentive equity and equity-linked awards, we seek to actively manage our equity plan resources. The total number of shares that are subject to award grants in any one year or from year-to-year may change based on any number of variables, including, without limitation, the value of our common stock, changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, the extent to which vesting conditions applicable to equity-based awards are satisfied, the need to attract, retain and incentivize key talent in a competitive labor market, the type of awards we grant, and how we choose to balance total compensation between cash and equity or equity-linked awards. When considering the number of additional shares to add to the 2020 Plan, and in recommending to stockholders the number of additional shares to authorize under the Amended Plan, the Compensation Committee and the Board reviewed, among other things, the historical number of equity awards granted under the 2020 Plan, the potential dilution to our current stockholders as measured by fully-diluted overhang, and projected future share usage.

The 2020 Plan is the only active plan under which we can grant equity or equity-linked awards. The current share reserve under the 2020 Plan is 700,000 shares and, currently, only 59,680 shares remain available for issuance under the 2020 Plan.

In December 2020 and June 2021, the Compensation Committee approved or, with respect to grants to directors, recommended that the Board approve grants of nonstatutory stock options to our non-employee directors, officers and employees. Prior to the equity incentive grants made under the 2020 Plan in December 2020 and June 2021, our non-employee directors, officers and employees had not received regular equity incentive grants, and those equity incentive grants that were granted by our predecessor Benitec Limited under its Officers’ and Employees’ Share Option Plan (the “Share Option Plan”) (which was assumed by us and frozen in connection with the Re-Domiciliation) are significantly “underwater”, with limited value as an incentive and retention tool. The grants made under the 2020 Plan in December 2020 and June 2021 were intended to provide the grantees with a strong link to our long-term performance, create an ownership culture and help to align the interests of the grantees and our stockholders, and to incentivize continued service through the applicable vesting period, particularly in light of the lack of prior regular equity incentive grants and the lack of incentive and retention value of the remaining outstanding awards under the Share Option Plan.

The following table sets forth information with respect to the number of outstanding nonstatutory stock options that have been granted to our non-employee directors, officers, and employees under the 2020 Plan as of September 30, 2021.

Name and Principal Position	Nonstatutory Stock Options
Dr. Jerel A. Banks, M.D. PH.D	284,345
Executive Chairman and Chief Executive Officer
Megan Boston	142,172
Executive Director
J. Kevin Buchi	23,601
Non-employee director
Peter Francis	23,601
Non-employee director
Edward F. Smith	23,601
Non-employee director
All other employees	143,000
Total shares granted under the 2020 Plan	640,320

The aggregate number of shares shown in the table above represents a fully-diluted overhang of approximately 8.5% based on Company common shares outstanding as of September 30, 2021. If the Amendment is approved (and assuming the Common Stock Amendment is approved), the additional 1,150,000 shares to be added to the 2020 Plan would increase the overhang to approximately 19.0%. The Company calculates the fully-diluted overhang as (a) the total number of shares underlying outstanding awards plus shares available for issuance under the Company’s equity plans, divided by (b) the total number of common shares outstanding, shares underlying outstanding awards and shares available for issuance under the Company’s equity plans.

Assuming that the Common Stock Amendment is approved then, depending on assumptions, the 1,150,000 shares to be added to the 2020 Plan pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2020 Plan from forfeitures of awards granted under the 2020 Plan, are projected to satisfy our equity compensation needs through at least the 2024 Annual Meeting of Stockholders. In light of the factors considered by the Board and Compensation Committee, including that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board and Compensation Committee believe that the size of the share reserve under the Amended Plan is appropriate and represents reasonable potential stockholder dilution while providing a significant incentive for our non-employee directors, officers, employees, and consultants to increase the value of the Company for all stockholders.

If our stockholders do not approve the proposed Amendment to the 2020 Plan, the shares available for future awards under the 2020 Plan will be exhausted, and our ability to grant equity and equity-based compensation to our non-employee directors, officers, employees (including new hires), and consultants will be impaired. This Proposal 2 is conditioned on the approval of the Common Stock Amendment. Therefore, if the Common Stock Amendment is not approved, this Proposal 2 will have no effect, even if this Proposal 2 is approved by the Company’s stockholders.

To permit us to continue to make grants of equity and equity-based compensation to our non-employee directors, officers, employees and consultants, our Board recommends that you vote FOR the approval of this Proposal 2.

The inclusion of the above information in this Proxy Statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, the extent of option exercise activity, and others described in our Form 10-K for the fiscal year ended June 30, 2021.

Summary of the Amended Plan

If our stockholders approve the Amendment, the 2020 Plan will remain unchanged in all respects other than the increase to the number of shares authorized for issuance under the 2020 Plan (including the number of shares that may be issued as incentive stock options) by 1,150,000 shares (to an aggregate of 1,850,000 shares). The principal features of the Amended Plan are described below. However, this summary of the Amended Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to (i) a copy of the Amendment attached as Appendix A to this Proxy Statement, and (ii) a conformed copy of the 2020 Plan, as amended by the Amendment attached as Appendix B to this Proxy Statement. Other than the limited amendment to the share reserve described herein, we are not making any other changes to the 2020 Plan.

Administration

The Amended Plan is administered and interpreted by the Compensation Committee, which is comprised of three non-employee directors, each of whom meets the independence requirements imposed by Nasdaq and is a “non-employee director” within the meaning of applicable federal securities laws. Subject to the provisions of the Amended Plan, the Compensation Committee has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the specific terms and conditions of each award, including the conditions for the vesting and exercisability of the award, and to accelerate the vesting or exercisability of any award.

Eligibility

Subject to selection by the Compensation Committee, all of our non-employee directors, employees, and consultants are eligible to participate in the Amended Plan as well as the officers, employees and consultants of our subsidiaries. All participants may receive all types of awards under the Amended Plan, except that incentive stock options may be granted only to employees (including executive officers and directors who are also employees). The Compensation Committee determines which persons eligible to participate will receive awards and the terms of their individual awards.

On September 30, 2021, we had approximately 15 employees (including officers and directors who are also employees), three non-employee directors and no consultants who would have been eligible to participate in the Amended Plan. The actual number of persons who will receive awards from time to time cannot be determined in advance because the Compensation Committee has the discretion to select the award recipients.

Maximum Shares Reserved

The maximum number of shares of our common stock available for issuance under the Amended Plan will be 1,850,000 shares. This includes the maximum number of shares that may be granted as incentive stock options under the Amended Plan, which also will be 1,850,000 shares.

Shares issued with respect to awards to which a share of stock is subject will be counted as one share. The following rules apply for counting shares against the maximum share limit under the Amended Plan:

•

Shares of common stock underlying any awards that are canceled, forfeited, expired, are settled for cash or are unearned (other than by exercise) are added back to the shares of common stock available for issuance under the Amended Plan.

•	Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are not available for future issuance under the Amended Plan.

•	Upon exercise of stock appreciation rights, the gross number of shares exercised are deducted from the total number of shares remaining available for issuance under the Amended Plan.

•	Shares of common stock and stock equivalents repurchased with any cash proceeds from option exercises are not added back to the shares available for grant under the Amended Plan.

Director Individual Annual Maximums

In order to provide a meaningful and specific limit on the compensation that may be provided to non-employee directors under the Amended Plan, the maximum compensation, including awards granted under the Amended Plan, to any non-employee director in any one calendar year may not exceed $500,000, with equity awards determined based on the grant date fair value for financial reporting purposes.

Terms of Awards

The Compensation Committee determines the types of awards to be granted from among those provided under the Amended Plan and the terms of such awards, including the number of shares of our common stock or other securities underlying the awards; restrictions and vesting requirements, which may be time-based vesting or vesting upon satisfaction of performance goals and/or other conditions; the exercise price for options and stock appreciation rights, which may not be less than 100% of the fair market value of a share on the grant date; and, where applicable, the expiration date of awards, which for options and stock appreciation rights may not be more than 10 years after the grant date.

Types of Awards

Our Amended Plan provides the Compensation Committee with the authority to grant a variety of types of equity awards:

Incentive Stock Options or Non-Qualified Stock Options. Options entitle the participant to purchase shares of our common stock over time for an exercise price fixed on the date of the grant. The exercise price may not be less than 100% of the fair market value of our common stock on the date of the grant. The exercise price may be paid in cash, by the transfer of shares of our common stock meeting certain criteria, by applying the value of a portion of the shares acquired upon exercise and issuing only the net balance of the shares, by a combination of these methods, or by such other methods as may be approved by the Compensation Committee. The participant has no rights as a stockholder with respect to any shares covered by the option until the option is exercised by the participant and shares are issued by us. Although we expect to grant only non-qualified stock options, our Amended Plan permits the grant of options that qualify as an “incentive stock option” under the Code (as defined below).

Stock Appreciation Rights. Stock appreciation rights entitle the participant to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date either in cash or in the form of shares of our common stock. For cash-settled stock appreciation rights, the participant will have no rights as a stockholder. For stock-settled stock appreciation rights, the participant will have no rights as a stockholder with respect to any shares covered by the stock appreciation right until the award is exercised by the participant and we issue the shares.

Restricted Stock Awards. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. Shares of restricted stock awards that do not satisfy any vesting conditions are subject to our right of repurchase or forfeiture. In either case, the vesting conditions may be based on continued employment (or other service) with us and our affiliates and/or achievement of performance goals. Unless otherwise provided in the applicable award agreement, a participant granted restricted stock will have the rights of a stockholder for the common stock subject to restrictions, including voting and dividend rights, but not the right to sell or transfer the shares. Dividends or other distributions on restricted stock will be deferred until, and paid contingent upon, the vesting of such restricted stock.

Restricted Stock Unit Awards. Restricted stock unit awards are an agreement by the Company to deliver shares or cash, or a combination thereof, to a participant in the future in consideration of the performance of service, and vest in accordance with terms and conditions established by the Compensation Committee. For cash-settled restricted stock units, the participant will have no rights as a stockholder. For stock-settled restricted stock units, the participant will have no rights as a stockholder with respect to any shares covered by the restricted stock units until we issue the shares. The Compensation Committee may authorize the payment of dividend equivalents on restricted stock units on a deferred and contingent basis, either in cash or in additional shares of our common stock. However, dividend equivalents or other distributions on our common stock underlying restricted stock units will be deferred until and paid contingent upon the vesting of such restricted stock units

Cash Incentive Awards, Performance Shares and Performance Units. Cash incentive awards, performance shares, and performance units will grant a number of shares or amount of cash payable upon the vesting of the applicable award, such awards vest in accordance with the terms and conditions established by the Compensation Committee, including performance goals. The Compensation Committee may determine at the time of award of performance shares or performance units that the payment of dividends, if any, will be deferred until the underlying restricted stock unit awards vest. The Compensation Committee may provide for the payment of dividend equivalents on performance shares or performance units either in cash or in additional shares of our common stock. Dividend equivalents will be subject to deferral and payment on a contingent basis based on the earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.

Other Awards. The Compensation Committee may grant to any participant shares or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares or factors that may influence the value of such shares, and awards valued by reference to the book value of the shares or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company. Other awards vest in accordance with the terms and condition established by the Compensation Committee. The Compensation Committee may provide for the payment of dividends or dividend equivalents on these types of awards on a deferred and contingent basis, either in cash or in additional shares of our common stock, based upon the earning and vesting of such awards.

Performance-Based Awards

Vesting of awards under the Amended Plan may be made subject to the satisfaction of Management Objectives, which are measurable performance objectives or objectives established pursuant to the Amended Plan for participants receiving grants of awards under the Amended Plan. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Compensation Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Compensation Committee deems appropriate and equitable

Transferability of Awards

Awards under the Amended Plan generally are not transferable by the participant other than by will or the laws of descent and distribution and are generally exercisable, during the participant’s lifetime, only by the participant. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the participant or the participant’s estate or legal representative or guardian. The Compensation Committee has discretion, however, to permit the transfer of awards other than incentive stock options to a participant’s immediate family members or to trusts or partnerships for their benefit.

Adjustments and Substitute Awards

The share limits and the number and kind of shares available under the Amended Plan, and the shares subject to any outstanding awards, as well as the exercise or purchase prices of such awards, are subject to adjustment in the event of certain reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in our capital stock or the number or kind of shares outstanding.

In the event of any such transactions or events or in the event of a Change in Control (as defined in the Amended Plan), the Compensation Committee may provide in substitution for any or all outstanding awards under the Amended Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Clawback of Awards

Awards granted under the Amended Plan may be subject to recovery or clawback if the Compensation Committee later determines that the participant engaged in detrimental activity during the participant’s employment with or service to the Company, or for a specified time thereafter. In addition, the Compensation Committee may provide that any award, including any shares subject to or issued under an award, is subject to any other clawback policy maintained by the Company from time to time.

Amendment and Termination

The Board may amend or terminate the Amended Plan at any time, provided that any such amendment or termination may not adversely affect any awards then outstanding without the participant’s consent. Material amendments of the Amended Plan will be subject to stockholder approval, including amendments for which stockholder approval is required by applicable laws, regulations or stock exchange rules. Unless terminated earlier by the Board, no grants will be made under the Amended Plan after December 9, 2030.

Federal Tax Aspects

The following is a general discussion of certain U.S. federal income tax consequences relating to certain of the awards that may be issued under the Amended Plan, based on U.S. federal income tax laws in effect on the date of this Proxy Statement. This discussion is general in nature only, and is not intended to be specific income tax advice on which we or any participant will rely. This summary does not describe all of the possible federal income tax consequences that could result from the acquisition, holding, exercise or disposition of any award or of any shares of common stock received pursuant to any award granted under the Amended Plan, and it does not describe any state, local or foreign tax consequences or any gift, estate or excise tax consequences.

Tax Consequences to Participants.

Incentive Stock Options. A participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements, although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a participant must exercise the option not later than three months after he or she ceases to be our employee (one year if he or she is disabled). To satisfy the holding period requirement, a participant must hold the shares acquired upon exercise of the incentive stock option for more than two years from the grant of the option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, a participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.

If the employment requirement is not met, the option will be taxed as a non-qualified stock option at time of exercise. If a participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, that participant generally will recognize ordinary income as of the date of disposition equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the selling price and the exercise price.

Non-Qualified Stock Options. In general, a participant will not recognize income at the time an option is granted. At the time of exercise of the option, the participant will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of our common stock on the date of exercise. At the time of the sale of the shares of our common stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Stock Appreciation Rights. In general, a participant will not recognize income at the time a stock appreciation right is granted. Upon exercise of the right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price, whether such amount is payable in cash or in shares of common stock. If the participant receives such excess value in common stock, any additional gain or any loss recognized upon later disposition of any shares received on exercise will be capital gain or loss.

Restricted Stock. The federal income tax consequences of restricted stock awards will depend upon the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if restricted stock is granted subject to a “substantial risk of forfeiture” (for example, conditioned upon the future performance of substantial services by the participant) and is nontransferable, the participant will not have taxable income upon the grant of restricted stock. Instead, at the time the participant holds stock or other property free of any substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property less any amount paid. Alternatively, the participant may elect under Section 83(b) of the Code to include as ordinary income in the year of grant of restricted stock, an amount equal to the fair market value (on the grant date) of the restricted stock less any amount paid.

Restricted Stock Units. In general, a participant will not recognize income at the time a restricted stock unit is granted. Upon settlement/payment of the restricted stock unit, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property received. At the time of the sale of the shares of our common stock acquired pursuant to the settlement of a restricted stock unit, appreciation in value of the shares after the settlement date will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Tax Withholding. Ordinary income recognized on exercise of non-qualified stock options and stock appreciation rights, on vesting of restricted stock, and settlement of restricted stock units is subject to income and employment tax wage withholding, unless the participant is a non-employee director or consultant. The Compensation Committee may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by payment in cash, withholding from the participant’s other compensation, electing to have shares withheld, and/or delivering to us already-owned shares of our common stock.

Section 409A. A participant receiving an award that is subject to, but fails to comply with, the deferred compensation requirements of Section 409A of the Code may be subject to a penalty tax of 20% of the income from such award plus interest charges, in addition to ordinary income tax. Failure to comply with Section 409A of the Code also may result in an acceleration of the timing of income taxation of such awards. Awards granted under the Amended Plan are intended to be exempt from or to comply with the rules of Section 409A of the Code.

Tax Consequences to the Company.

To the extent that a participant recognizes ordinary income as described above, we will generally be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Section 162(m) Limitation. Section 162(m) of the Code and the regulations thereunder contain special rules regarding the federal income tax deductibility of compensation paid to certain “covered employees”, which generally includes our named executive officers. The general rule is that compensation paid to any of these “covered employees” is deductible only to the extent that it does not exceed $1 million in any tax year. Prior to the enactment of the Tax Cuts and Jobs Act, certain compensation was exempt from this $1 million limitation on deductibility if such compensation qualified as “qualified performance-based compensation.” However, effective for tax years commencing after December 31, 2017, the “qualified performance-based compensation” exemption was eliminated and the limitation on deductibility was expanded to include all named executive officers. Further, future changes in tax law may result in a further expansion of the compensation deduction limitation under Section 162(m) of the Code. As a result, the Company’s tax deductions for grants under the Amended Plan may be limited or eliminated, in whole or in part, as a result of the application of Section 162(m) of the Code.

Registration with the SEC

If the Amendment described in this Proposal 2 is approved by our stockholders, we will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company common stock to be registered pursuant to the Amendment, as soon as reasonably practicable following stockholder approval.

New Plan Benefits

The selection of non-employee directors, officers, employees and consultants to receive awards under the Amended Plan will be based upon prospective factors, as determined by the Board or the Compensation Committee (as applicable) in their respective sole discretion, including the nature of the services to be rendered and a participant’s potential contributions to the success of the Company or its subsidiaries and, accordingly, cannot be determined at this time. Therefore, the actual awards and value of benefits that will be received under the Amended Plan by any individual or group is not determinable.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under our equity plans, the weighted-average exercise price of options issued under our equity plans and the number of securities remaining available for future issuance under our equity plans, in each case as of June 30, 2021:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	702,064	$7.16	—

Equity compensation plans not approved by security holders	—	—	—

Total	702,064	$7.16	—

(1)	Consists of the 2020 Plan and the Share Option Plan.

Market Value of Underlying Securities

Our common stock underlies all of the options and the other stock-linked rights to be awarded under the Amended Plan. The market value of our common stock at the close of trading on September 30, 2021 was $3.57 per share.

Required Vote

Proposal 2 requires the affirmative vote of a majority of the votes present and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” this Proposal 2, and broker non-votes will not have any effect on the outcome of this proposal. In the event the stockholders do not approve this proposal, the Amendment will not become effective.

This Proposal 2 is conditioned on the approval of the Common Stock Amendment. Therefore, if the Common Stock Amendment is not approved, this Proposal 2 will have no effect, and the Amendment will not become effective, even if this Proposal 2 is approved by the Company’s stockholders.

Board Recommendation:

Our Board Recommends a Vote “For” the Approval of the Amendment to the 2020 Equity and Incentive Compensation Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Accounting Firm

Our Audit Committee has selected Baker Tilly US, LLP (“Baker Tilly”), an independent registered public accounting firm, to audit our financial statements for our fiscal year ending June 30, 2022. Baker Tilly has served as our independent registered public accounting firm auditor since November of 2020, and it does not have any financial interest of any kind in us except the professional relationship between auditor and client. A representative of Baker Tilly is expected to attend our Annual Meeting in person and will be afforded an opportunity to make a statement if he or she desires to do so, and in such case will be available to respond to appropriate questions by stockholders. Our Audit Committee is submitting its selection of Baker Tilly to our stockholders for ratification.

Audit Fees

The following table sets forth the aggregate fees billed to the Company for services during the fiscal years ended June 30, 2021 and 2020 by our independent registered public accounting firm, Baker Tilly (including, prior to November 2020, fees billed by Squar Milner, LLP which merged into Baker Tilly):

Fee Category	2021	2020
Audit Fees (1)	$267,100	$210,140
Audit Related Fees (2)	$56,500	$16,200
Tax Fees (3)	$46,465	$7,000
Total	$370,065	$233,340

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in the Company’s Annual Report on Form 10-K and review of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees were billed for professional services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions

Pre-Approval Policies

The Audit Committee, or a designated member thereof, pre-approves 100% of all audit, audit-related, tax and other services rendered by the independent registered public accounting firm to the Company or its subsidiaries.

Required Vote

This proposal requires the affirmative vote of a majority of the votes present and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 3. In the event the stockholders do not approve this proposal, our Audit Committee will reconsider the appointment of Baker Tilly as our independent registered public accounting firm.

Board Recommendation

Our Board Recommends a Vote “For” the Ratification of the Appointment of our Independent Registered Public Accounting Firm.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statements on Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and has discussed with them their independence, including whether their provision of other non-audit services to us is compatible with maintaining their independence.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with them, with and without management present to discuss the results of their examinations, the evaluation of our internal controls and the overall quality of our reporting.

Based upon the review and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the previous fiscal year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
J. Kevin Buchi (Chairman)
Peter Francis
Edward Smith

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC (the “Dodd-Frank Act”)), the Company is providing its stockholders the opportunity to cast a non-binding, advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation.

The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. We believe that our named executive officer compensation program is competitive within our industry and strongly aligned with the long-term interests of our stockholders. Our Compensation Committee regularly reviews our named executive officer compensation program to ensure that it achieves the desired goals of aligning our named executive officer compensation structure with our stockholders’ interests and current market practices.

For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in Part III of the Company’s annual report on Form 10-K for the year ending June 30, 2021 and its proxy statement for the 2021 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion thereto, is hereby APPROVED.”

Required Vote

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. Furthermore, stockholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board at any time throughout the year. This proposal requires the affirmative vote of a majority of the votes present and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 4.

Board Recommendation

Our Board Recommends a Vote, On an Advisory Basis, “For” the Say-on-Pay Vote.

PROPOSAL 5

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Act), the Company is seeking the input of its stockholders on the frequency with which it will hold a non-binding, advisory vote on the compensation of its named executive officers (commonly known as a “frequency of say-on-pay” proposal). In voting on this Proposal 5, stockholders are provided with four choices. Stockholders may indicate their preference as to whether the advisory vote on the compensation of the Company’s named executive officers should occur (i) once every year, (ii) once every two years, (iii) once every three years; or (iv) the stockholders may abstain from voting on this Proposal 5.

After careful consideration, it is the opinion of the Board that the frequency of the stockholder vote on the compensation of the Company’s named executive officers should be once every year (i.e., annually). The Board recommends an annual advisory vote because an annual vote will allow stockholders to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the named executive officers, every year. Stockholders would have the opportunity to consider the Company’s most recent compensation decisions in the context of its pay for performance philosophy and focus on increasing long-term stockholder value, and to provide feedback to the Company in a timely way.

While the Board recommends an annual vote, stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are being provided with the opportunity to cast a non-binding, advisory vote, via the enclosed proxy card, on whether the stockholder advisory vote on named executive officer compensation should occur (i) once every year, (ii) once every two years, (iii) once every three years, or (iv) to abstain from voting on the matter.

Required Vote

As an advisory vote, this proposal is not binding on the Company. Notwithstanding the advisory nature of this vote, the Board values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making a determination as to the frequency of future advisory votes on executive compensation. The alternative (every year, every two years or every three years) receiving the majority of the shares present in person or represented by proxy will be the frequency that stockholders approve. If no alternative receives a majority vote, then the majority that receives the greatest number of votes will be the frequency that stockholders approve.

Board Recommendation

Our Board Recommends a Vote, On an Advisory Basis, To Recommend Holding The Say-On-Pay Vote Once Every Year.

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001, from 10,000,000 shares to 40,000,000 shares, and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed amendment is included in Appendix C of this Proxy Statement (the “Common Stock Amendment”).

We currently have a total of 10,000,000 shares of capital stock authorized under our Certificate of Incorporation, consisting of 10,000,000 shares of common stock and no shares of preferred stock. Our Board is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 10,000,000 to 40,000,000 shares. If this Proposal 6 is approved, we will amend the Certificate of Incorporation to authorize the issuance of up to 40,000,000 shares of common stock. As provided in more detail below, if Proposal 7 is approved we will amend the Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock. If both of Proposal 6 and Proposal 7 are approved, the authorized shares of all classes of our capital stock would be increased from 10,000,000 to 45,000,000 shares.

Proposal 2 in this Proxy Statement, the proposal to amend our 2020 Plan, is conditioned on the approval of this Proposal 6. As discussed in more detail above in the description of Proposal 2, if Proposal 2 is approved but this Proposal 6 is not approved, we will not be able to increase the share reserve under the 2020 Plan and, once the existing share reserve under the 2020 Plan is exhausted, we will not be able to continue to fully access this important compensation tool.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of common stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

On April 30, 2021, we closed a public offering of common stock at an offering price of price of $4.25 per share. While such public offering provided the Company with much needed equity financing, the offering required us to utilize a significant portion of our remaining authorized shares of common stock that are unreserved and available for issuance.

The Board believes that unless we obtain stockholder approval to amend our Certificate of Incorporation to increase the number of authorized shares of common stock, we will be severely limited by the inability to issue additional shares in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

As of October 14, 2021, 8,171,690 shares of common stock were outstanding, and 868,839 shares of authorized common stock reserved for issuance pursuant to our equity compensation plans and outstanding warrants. As of October 14, 2021, we had reserved, pursuant to our equity compensation plans, 761,744 shares of common stock, of which 702,064 were reserved for options granted and outstanding and 59,680 were reserved for future grants to our employees and Board of Directors. In addition, as of that date, we had outstanding warrants to purchase up to 107,095 shares of common stock.

Thus, as of the Record Date, we had 959,471 shares of authorized common stock remaining that were unissued and unreserved for issuance.

Potential Consequences if Proposal 6 is Not Approved

If this Proposal 6 is not approved by our stockholders, our financing alternatives will be limited by the lack of available unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of available unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, if this Proposal 6 is not approved by our stockholders, Proposal 2 in this Proxy Statement, the proposal to increase the share reserve under the 2020 Plan, will have no effect, even if it is approved by the Company’s stockholders. If Proposal 2 in this Proxy Statement does not have effect, we will not be able to increase the share reserve under the 2020 Plan, which will result in our losing access to an important compensation tool.

Rights of Additional Authorized Shares

If and when issued, the additional common stock to be authorized by adoption of the Common Stock Amendment would have rights and privileges identical to our currently outstanding common stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of common.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current stockholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Common Stock Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If Proposal 6 is approved by the stockholders, as soon as practicable after the Annual Meeting, we will file the Common Stock Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of common stock and corresponding change to the number of authorized shares of capital stock. Upon approval and following such filing with the Secretary of State of Delaware, the Common Stock Amendment will become effective on the date it is filed.

Required Vote

The approval of the proposal to effect the increase in the authorized shares will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding common stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, your failure to vote on Proposal 6 has the same effect as a vote against the proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

This Proposal 6 is separate from, and is not conditioned on, the approval of Proposal 7, and Proposal 7 is separate from, and is not conditioned on, the approval of Proposal 6. Accordingly, if only one of these proposals receives the required vote, we will file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting only the changes approved pursuant to the approval of such proposal, as shown in Appendix C hereto.

Proposal 2 in this Proxy Statement is conditioned on the approval of this Proposal 6. Therefore, if this Proposal 6 is not approved, Proposal 2 will have no effect, and the Amendment to increase the share reserve under the 2020 Plan will not become effective, even if Proposal 2 is approved by the Company’s stockholders.

Board Recommendation

Our Board Recommends a Vote “For” the approval of the increase in our authorized common stock to 40 million shares.

PROPOSAL 7

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF PREFERRED STOCK

General

Our Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to authorize the issuance of 5,000,000 shares of preferred stock, par value $0.0001, and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed amendment is included in Appendix C attached to this Proxy Statement (the “Preferred Stock Amendment”).

We currently have a total of 10,000,000 shares of capital stock authorized under our Certificate of Incorporation, consisting of 10,000,000 shares of common stock and no shares of preferred stock. Our Board is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 10,000,000 to 40,000,000 pursuant to Proposal 6 above. If this Proposal 7 is approved, we will amend the Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock. If both Proposal 6 and Proposal 7 are approved, the authorized shares of all classes of our capital stock would be increased from 10,000,000 to 45,000,000 shares.

Background and Purpose of the Proposal

Our Certificate of Incorporation currently does not authorize us to issue preferred stock. Upon filing with the Delaware Secretary of State, the Preferred Stock Amendment will authorize the Company to issue up to 5,000,000 shares of preferred stock. The Board will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

If this Proposal 7 is approved, the preferred stock we will be authorized to issue will be “blank check” preferred stock. The term “blank check” preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of Preferred Stock by the Company will need to be approved by the Board.

Effects of Preferred Stock Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Preferred Stock Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock. Existing stockholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to earnings per share, voting, liquidation rights and book and market value.

The Board will have the power to issue the shares of preferred stock in one or more series with such preferences and voting rights as the Board may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Anti-Takeover Effects

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board for adoption of a stockholder rights plan or “poison pill.”

The Preferred Stock Amendment was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s stockholders might consider to be in their best interests. However, the Board has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

Timing of Proposed Amendment

If this Proposal 7 is approved by the stockholders, as soon as practicable after the Annual Meeting, we will file the Preferred Stock Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of common stock and corresponding change to the number of authorized shares of capital stock. Upon approval and following such filing with the Secretary of State of Delaware, the Preferred Stock Amendment will become effective on the date it is filed.

Required Vote

The approval of the proposal to authorize the issuance of shares of preferred stock will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding common stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, your failure to vote on this Proposal 7 has the same effect as a vote against the proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

This Proposal 7 is separate from, and is not conditioned on, the approval of Proposal 6, and Proposal 6 is separate from, and is not conditioned on, the approval of Proposal 7. Accordingly, if only one of these proposals receives the required vote, we will file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting only the changes approved pursuant to the approval of such proposal, as shown in Appendix C hereto.

Board Recommendation:

Our Board Recommends a Vote “For” the Approval of the authorization of 5 million shares of preferred stock.

PROPOSAL 8

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present in person via attendance at the virtual Annual Meeting or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any of the other proposals set forth in this Proxy Statement is insufficient to adopt one or more of such proposals, we may move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of such proposal. In that event, we will ask stockholders to vote upon the adjournment proposal and on the other proposals discussed in this proxy statement. If the adjournment is for more than thirty (30)  days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Required Vote

Approval of this Proposal 8 requires the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” this Proposal 8 for it to be approved)

Board Recommendation

Our Board Recommends a Vote “For” the approval of the adjournment of the Annual Stockholder Meeting, if necessary, to solicit additional proxies.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the year ended June 30, 2021 is being mailed to our stockholders along with this Proxy Statement.

OTHER MATTERS

We know of no other matters to be submitted at our Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board may recommend.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability of Proxy Materials or Proxy Statement and annual report is being delivered to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials or the Proxy Statement and annual report to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us at our corporate offices located at 3940 Trust Way, Hayward, California 94545, or by telephone: (510) 780-0819.

Stockholders who share an address but are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the Proxy Statement and annual report may contact us through our corporate offices at 3940 Trust Way, Hayward, California 94545, or by telephone: (510) 780-0819 to request that a single copy be delivered.

By Order of the Board of Directors,

Dr. Jerel Banks
Chief Executive Officer

Hayward, California

October 22, 2021

Appendix A

FIRST AMENDMENT TO

BENITEC BIOPHARMA INC.

2020 EQUITY AND INCENTIVE COMPENSATION PLAN

WHEREAS, Benitec Biopharma Inc. (the “Company”) maintains the Benitec Biopharma Inc. 2020 Equity and Incentive Compensation Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 18 of the Plan, the Board of Directors (the “Board”) of the Company may at any time amend the Plan, provided that any amendment which would materially increase the number of securities which may be issued under the Plan or must otherwise be approved by the stockholders of the Company in order to comply with applicable law is approved by the stockholders of the Company;

WHEREAS, the Board desires to amend the Plan as set forth herein to increase the number of securities which may be issued under the Plan, subject to approval by the stockholders of the Company; and

WHEREAS, the Board desires to amend the Plan as set forth herein to increase the number of securities that may be issued or transferred by the Company upon the exercise of Incentive Stock Options (as defined in the Plan), subject to approval by the stockholders of the Company;

NOW, THEREFORE, pursuant to Section 18 of the Plan, the Plan is hereby amended as follows, effective as of the date that this amendment is approved by the stockholders of the Company:

1.    Section 3(a)(i) of the Plan is hereby replaced in its entirety with the following:

“Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate (x) 1,850,000 shares of Common Stock, plus (y) the Common Stock that is subject to awards granted under this Plan that is added (or added back, as applicable) to the aggregate number of shares of Common Stock available under this Section 3(a)(i) pursuant to the share counting rules of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.”

2.    Section 3(c) of the Plan is hereby replaced in its entirety with the following:

“Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,850,000 shares of Common Stock.”

A-1

Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Board has approved the amendment to the Plan as set forth herein, subject to approval by the stockholders of the Company, the Board has authorized the undersigned officer of the Company to execute this amendment, and the undersigned has caused this amendment to be executed as of the date first written above.

BENITEC BIOPHARMA INC.

By:
Name:
Title:

A-2

Appendix B

BENITEC BIOPHARMA INC.

2020 EQUITY AND INCENTIVE COMPENSATION PLAN

1.    Purpose. The purpose of this Plan is to permit award grants to non-employee Directors, officers and other employees of the Company and its Subsidiaries, and certain consultants to the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.

2.    Definitions. As used in this Plan:

(a)    “Appreciation Right” means a right granted pursuant to Section 5 of this Plan.

(b)    “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Business Combination” has the meaning set forth in Section 12(c) of this Plan.

(e)    “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(f)    “Change in Control” has the meaning set forth in Section 12 of this Plan.

(g)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, as such law and regulations may be amended from time to time.

(h)    “Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan.

(i)    “Common Stock” means the common stock, par value $0.0001 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(j)    “Company” means Benitec Biopharma Inc., a Delaware corporation, and its successors.

(k)    “Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(l)    “Director” means a member of the Board.

(m)    “Effective Date” means the date this Plan is approved by the Stockholders.

(n)    “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(p)    “Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(q)    “Incumbent Board” has the meaning set forth in Section 12(b) of this Plan.

(r)    “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

(s)    “Market Value per Share” means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the Nasdaq Stock Market or, if the Common Stock is not then listed on the Nasdaq Stock Market, on any other national securities exchange on which the Common Stock is listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(t)    “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(u)    “Option Price” means the purchase price payable on exercise of an Option Right.

(v)    “Option Right” means the right to purchase Common Stock upon exercise of an award granted pursuant to Section 4 of this Plan.

(w)    “Outstanding Company Common Stock” has the meaning set forth in Section 12(a) of this Plan.

(x)    “Outstanding Company Voting Securities” has the meaning set forth in Section 12(a) of this Plan.

(y)    “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, (ii) an officer or other employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, or (iii) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”).

(z)    “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(aa)    “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(bb)    “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(cc)    “Person” has the meaning set forth in Section 12(a) of this Plan.

(dd)    “Plan” means this Benitec Biopharma Inc. 2020 Equity and Incentive Compensation Plan, as may be amended or amended and restated from time to time.

(ee)    “Restricted Stock” means Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(ff)    “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Common Stock, cash or a combination thereof at the end of the applicable Restriction Period.

(gg)    “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(hh)    “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.

(ii)    “Stockholder” means an individual or entity that owns one or more shares of Common Stock.

(jj)    “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.

(kk)    “Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity.

3.    Shares Available Under this Plan.

(a)    Maximum Shares Available Under this Plan.

(i)

Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate (x) 1,850,000 shares of Common Stock, plus (y) the Common Stock that is subject to awards granted under this Plan that is added (or added back, as applicable) to the aggregate number of shares of Common Stock available under this Section 3(a)(i) pursuant to the share counting rules of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)

Subject to the share counting rules set forth in Section 3(b) of this Plan, the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan will be reduced by one share of Common Stock for every one share of Common Stock subject to an award granted under this Plan.

(b)    Share Counting Rules.

(i)

Except as provided in Section 22 of this Plan, if any award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above.

(ii)

Notwithstanding anything to the contrary contained in this Plan: (A) Common Stock withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (B) Common Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (C) Common Stock subject to a share-settled Appreciation Right that is not actually issued in connection with the settlement of such Appreciation Right on the exercise thereof will not be added back to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; and (D) Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of Common Stock available under Section 3(a)(i) of this Plan.

(iii)

If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Stock based on fair market value, such Common Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.

(c)    Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,850,000 shares of Common Stock.

(d)    Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $500,000.

4.    Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)    Each grant will specify an Option Price per share of Common Stock, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

(c)    Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of Common Stock otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Common Stock so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d)    To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Common Stock to which such exercise relates.

(e)    Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will vest. Option Rights may provide for continued vesting or the earlier vesting of such Option Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(f)    Any grant of Option Rights may specify Management Objectives regarding the vesting of such rights.

(g)    Option Rights granted under this Plan may be (i) options, including Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(h)    No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.

(i)    Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(j)    Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(k)    The Committee may (i) modify, extend or renew outstanding Option Rights (provided that (A) the rights of a Participant are not substantially impaired without his or her consent and (B) such action does not subject the Option Rights to Section 409A of the Code or otherwise extend the Options Rights beyond their stated term), and (ii) accept the surrender of outstanding Options Rights and authorize the granting of new Option Rights in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Option Right may not be modified to reduce the exercise price thereof nor may a new Option Right at a lower price, any other award under the Plan, or cash be substituted for a surrendered Option Right (other than adjustments or substitutions in accordance with Section 11), unless such action is approved by the Stockholders of the Company.

5.    Appreciation Rights.

(a)    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

(b)    Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)	Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Stock or any combination thereof.

(ii)

Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will vest. Appreciation Rights may provide for continued vesting or the earlier vesting of such Appreciation Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(iii)	Any grant of Appreciation Rights may specify Management Objectives regarding the vesting of such Appreciation Rights.

(iv)	Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(v)

Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(c)    Also, regarding Appreciation Rights:

(i)

Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and

(ii)

No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.

(d)    The Committee may (i) modify, extend or renew outstanding Appreciation Rights (provided that (A) the rights of a Participant are not substantially impaired without his or her consent and (B) such action does not subject the Appreciation Rights to Section 409A of the Code or otherwise extend the Appreciation Rights beyond their stated term), and (ii) accept the surrender of outstanding Appreciation Rights and authorize the granting of new Appreciation Rights in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Appreciation Right may not be modified to reduce the Base Price thereof nor may a new Appreciation Right at a lower price, any other award under the Plan, or cash be substituted for a surrendered Appreciation Right (other than adjustments or substitutions in accordance with Section 11), unless such action is approved by the Stockholders of the Company.

6.    Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each such grant or sale will constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights (subject in particular to Section 6(g) of this Plan), but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

(b)    Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c)    Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.

(d)    Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).

(e)    Any grant of Restricted Stock may specify Management Objectives regarding the vesting of such Restricted Stock.

(f)    Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier vesting of such Restricted Stock, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(g)    Any such grant or sale of Restricted Stock may require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. For the avoidance of doubt, any such dividends or other distributions on Restricted Stock will be deferred until, and paid contingent upon, the vesting of such Restricted Stock.

(h)    Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.

7.    Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each such grant or sale will constitute the agreement by the Company to deliver Common Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding Management Objectives) during the Restriction Period as the Committee may specify.

(b)    Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c)    Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death, disability or termination or employment of service of a Participant or in the event of a Change in Control.

(d)    During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional Common Stock; provided, however, that dividend equivalents or other distributions on Common Stock underlying Restricted Stock Units shall be deferred until and paid contingent upon the vesting of such Restricted Stock Units.

(e)    Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Stock or cash, or a combination thereof.

(f)    Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8.    Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.

(b)    The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(c)    Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives regarding the earning of the award.

(d)    Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned.

(e)    The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Common Stock, which dividend equivalents will be subject to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares or Performance Units, as applicable, with respect to which such dividend equivalents are paid.

(f)    Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

9.    Other Awards.

(a)    Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Stock, other awards, notes or other property, as the Committee determines.

(b)    Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c)    The Committee may authorize the grant of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)    The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional Common Stock, based upon the earning and vesting of such awards.

(e)    Each grant of an award under this Section 9 will be evidenced by an Evidence of Award. Each such Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve, and will specify the time and terms of delivery of the applicable award.

(f)    Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

10.    Administration of this Plan.

(a)    This Plan will be administered by the Committee; provided, however, that notwithstanding anything in this Plan to the contrary, the Board may grant awards under this Plan to non-employee Directors and administer this Plan with respect to such awards. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b)    The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c)    To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer (for purposes of Section 16 of the Exchange Act), Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

11.    Adjustments. The Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of shares of Common Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of shares of Common Stock specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

12.    Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(a)    Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition pursuant to a transaction that complies with Sections 12(c)(i), (c)(ii) and (c)(iii) below; or

(b)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Subsidiary, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any Subsidiary (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)    Approval by the Stockholders of a complete liquidation or dissolution of the Company.

13.    Detrimental Activity and Recapture Provisions. Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded.

14.    Non-U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the

Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) (to be considered part of this Plan) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders.

15.    Transferability.

(a)    Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A of the Code, no Option Right, Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b)    The Committee may specify on the Date of Grant that part or all of the Common Stock that is (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer, including minimum holding periods.

16.    Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Stock, and such Participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, to the extent permitted by the Committee in its sole discretion, the Participant may elect to satisfy the obligation, in whole or in part, by (i) having withheld, from the Common Stock required to be delivered to the Participant, Common Stock having a value up to the maximum individual tax rate in each relevant jurisdiction applicable to the Participant at such time of withholding, so long as the withholdings do not result in adverse accounting consequences to the Company (as determined by the Company in its sole discretion) or (ii) delivering to the Company other shares of Common Stock held by such Participant. The Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such Common Stock on the date the benefit is to be included in Participant’s income. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Common Stock acquired upon the exercise of Option Rights.

17.    Compliance with Section 409A of the Code.

(a)    To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)    Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.

(c)    If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d)    Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.

(e)    Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

18.    Amendments.

(a)    The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Common

Stock is not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, all as determined by the Board, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.

(b)    If permitted by Section 409A of the Code, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds Common Stock subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may vest or be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(c)    The Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

19.    Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20.    Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21.    Miscellaneous Provisions.

(a)    The Company will not be required to issue any fractional Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)    This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)    Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)    No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or shares thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)    Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f)    No Participant will have any rights as a Stockholder with respect to any Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.

(g)    The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)    Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or interest on the deferral amounts.

(i)    If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

22.    Share-Based Awards in Substitution for Awards Granted by Another Company. Notwithstanding anything in this Plan to the contrary:

(a)    Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other share or share-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)    In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c)    Any Common Stock that is issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan, will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

Appendix I

Country-Specific Provisions

Terms and Conditions

This Appendix includes additional terms and conditions that govern the awards granted under the Plan if a Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the main body of the applicable Evidence of Award.

Notifications

The information in this Appendix is based on laws in effect in the respective countries as of December 2020. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the consequences of Participant’s participation in the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws of Participant’s country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working or transfers to another country after the grant of an award to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant in the same manner. In addition, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to a Participant under these circumstances.

Australia

Except to the extent that an award is granted on the basis that the award will be settled only in cash, no Option Right, Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, or award contemplated by Section 9 of this Plan or Common Stock may be granted, issued or sold to Participants resident in Australia unless that Participant is eligible to receive the award without a disclosure document for the purposes of the Corporations Act 2001 (Cth) (the “Corporations Act”), including under an applicable exemption set out in section 708 of the Corporations Act (“Eligible Australian Participant”).

Any Eligible Australian Participant who receives an Option Right, Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, award contemplated by Section 9 of this Plan (excluding any award settled in cash) or Common Stock (“Securities”) shall not sell, transfer or otherwise dispose of the Securities, nor any Common Stock issued or transferred pursuant to such Securities, in Australia within 12 months of their grant, issue or sale without disclosure under the Corporations Act, unless an exemption applies.

Tax Information

This Plan is a plan to which Subdivision 83A-C of the Tax Act applies (subject to the conditions in the Income Tax Assessment Act 1997 (Cth)).

Appendix C

Form of Proposed Amendments to the Amended and Restated Certificate of Incorporation

of Benitec Biopharma Inc.

Amendment if both of Proposal 6 and Proposal 7 are approved by the Stockholders at the Annual Meeting

If the Company’s stockholders approve both Proposal 6 and Proposal 7 at the Annual Meeting, Article IV of the Company’s Amended and Restated Certificate of Incorporation will be amended and restated in its entirety as follows:

The total number of shares of stock which the Corporation shall have authority to issue is forty-five million (45,000,000) shares, of which forty million (40,000,000) shares shall be Common Stock with a par value of $0.0001 per share, and five million (5,000,000) shares shall be Preferred Stock with a par value of $0.0001 per share.

A.

Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.

Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

Amendment if Proposal 6 is approved, but Proposal 7 is not approved, by the Stockholders at the Annual Meeting

If the Company’s stockholders approve Proposal 6 but do not approve Proposal 7 at the Annual Meeting, Article IV of the Company’s Amended and Restated Certificate of Incorporation will be amended and restated in its entirety as follows:

The total number of shares of stock which the Corporation shall have authority to issue is forty million (40,000,000) shares, all of which shall be Common Stock with a par value of $0.0001 per share. Holders of shares of Common Stock shall be entitled to one vote for each share of such stock held on all matters as to which stockholders may be entitled to vote pursuant to the DGCL.

Amendment if Proposal 7 is approved, but Proposal 6 is not approved, by the Stockholders at the Annual Meeting

If the Company’s stockholders approve Proposal 7 but do not approve Proposal 6 at the Annual Meeting, Article IV of the Company’s Amended and Restated Certificate of Incorporation will be amended and restated in its entirety as follows:

The total number of shares of stock which the Corporation shall have authority to issue is fifteen million (15,000,000) shares, of which ten million (10,000,000) shares shall be Common Stock with a par

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value of $0.0001 per share, and five million (5,000,000) shares shall be Preferred Stock with a par value of $0.0001 per share.

A.

Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.

Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

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ENDORSEMENT_LINE______________ SACKPACK_____________
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DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online
Go to www.investorvote.com/BNTC or scan the QR code — login details are located in the shaded bar below.
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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2021 Annual Meeting Proxy Card
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5678
9012

qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proposals — The Board of Directors recommend a vote FOR the nominees listed and FOR Proposals 2, 3, 4, 6, 7, 8 and for every 1 YEAR
A on Proposal 5.
1. Election of two Class II Directors:
For
Withhold
For
Withhold
01—Peter Francis
02—J. Kevin Buchi
For
Against Abstain
For Against Abstain
2. Amendment to the 2020 Equity and Incentive Compensation Plan.
3. Ratification of the Appointment of the Company’s independent registered public accounting firm for the fiscal year ending
June 30, 2022.
1 Year
2 Years 3 Years Abstain
4. Approval of the non-binding advisory vote on the compensation
5. Non-binding advisory vote on the frequency of future
of the Company’s named executive officers.
advisory votes on the compensation of the Company’s
named executive officers.
For Against Abstain
6. Approval of the increase in our authorized common stock to
7. Approval of the authorization of 5 million shares of preferred stock.
40 million shares.
8. Approval of the adjournment of the Annual Stockholder
Meeting, if necessary, to solicit additional proxies.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.
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1UPX 517047
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
03J36B

The 2021 Annual Meeting of Stockholders of Benitec Biopharma Inc. will be held on
    , 2021 at 3:00 p.m. Pacific Time, virtually via the internet at https://meetnow.global/MY5UYCN.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/BNTC
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Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BNTC
qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proxy — Benitec Biopharma Inc. + Notice of 2021 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — December 8, 2021
Dr. Jerel Banks and Megan Boston, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Benitec Biopharma Inc. to be held on December 8, 2021 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4, 6, 7, 8 and for every 1 YEAR on item 5.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.